GLOBAL INCOME
FUND

ANNUAL REPORT
December 31, 2002

Independent Public Accountant      American Stock
Tait, Weller & Baker               Exchange Symbol:

                                   GIF
11 Hanover Square
New York, NY 10005

1-800-278-4353

www.globalincomefund.net

[LETTERHEAD OF GLOBAL INCOME FUND]

                                                                January 23, 2003

Fellow Shareholders:

     We are pleased to submit this Annual Report and welcome our shareholders who have made their investment since our last Report. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At year-end, the Fund was approximately 82% invested in fixed income securities with an actual or deemed investment grade rating and approximately 5% in fixed income securities below investment grade, approximately 9% in actual or deemed investment grade preferred stocks, 2% in common stocks and the balance in money market securities. At year-end approximately 88% of investments were in entities located in the United States and the balance was spread over four countries and one supranational organization.

                               REVIEW AND OUTLOOK

     In our 2001 year-end letter, we predicted the beginnings of a slow economic recovery. The economy posted a strong first quarter, faded in the second, strengthened in the third and then faded again in the fourth quarter. Even our conservative predictions were too optimistic. The markets were again roiled by unpredictable events including accounting scandals, securities fraud and continuing ailing economies both at home and abroad. Market pessimism mounted towards the end of 2002, resulting in the Federal Reserve lowering the funds rate a full 0.50% to close the year at 1.25%.

     Against this economic background, 10 year Treasuries dropped in yield from 5.06% at the start of the year to a 44 year low on October 9, and 3.82% at year end. Although the LB Intermediate Corporate Bond Index had a 2002 return of 9.84%, the ML High Yield Corporate and Agencies Indexes recorded a - 1.89% and 1.29% total return, respectively. Equity markets had negative returns for the third straight year, with the DJ Industrial Average, the S&P 500 Index and the Nasdaq Composite Index declining 15.01%, 22.09% and 31.53%, respectively. In the midst of these market cross currents, we remained focused on seeking a high level of income, yet maintaining prudent financial quality standards for potential capital appreciation. Accordingly, as the economy faltered, we increased the overall financial strength of the portfolio by increasing U.S. Treasury, mortgage-backed, and high quality preferred stock positions. Despite the difficulty in this market environment for funds seeking a high level of income, we are pleased to report that the Fund had a 2002 market total return of 3.15% on the American Stock Exchange on a net asset value return of 2.01%.

     Looking ahead, many market factors appear to be in place for an economic recovery. The Federal Reserve is maintaining its accommodative posture towards interest rates. With the anticipated building of momentum as the year progresses, corporate spending and profits could rebound, producing more jobs and boosting consumer confidence as the economy experiences sustainable growth. With Middle East tensions rising and Congress debating the administration's tax cut proposals, however, financial markets may become more volatile.

                   10% DIVIDEND DISTRIBUTION POLICY CONTINUED

     The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the year ending December 31, 2002 actual distributions were 9.35% of average net assets with approximately 5.34% derived from net investment income and the balance from return of capital. We continue to believe shares of the Fund are a sound value and attractive for portfolios seeking total return from capital appreciation and income.

                    PURCHASE SHARES AT AN ATTRACTIVE DISCOUNT

     The Fund's current net asset value per share is $5.03. With a recent closing on the American Stock Exchange of $4.89, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is an effective way to also add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value or market price, which can contribute importantly to growing your investment over time. Please call 1-800-278-4353 and an Investor Service Representative will be happy to assist you. We appreciate your support and look forward to serving your investment needs in the months and years ahead.

                                   Sincerely,

                  /s/ Thomas B. Winmill       /s/ Marion E. Morris
                  Thomas B. Winmill           Marion E. Morris
                  President                   Senior Vice President
                                              Portfolio Manager

GLOBAL INCOME FUND, INC.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

 PAR VALUE                                                                         MARKET VALUE
-----------                                                                        ------------
              DEBT SECURITIES (87.36%)
              FRANCE (2.02%)
$   500,000   Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49 ................   $    550,562
                                                                                   ------------
              MEXICO (5.97%)
    441,000   Fideicomiso Petacalco Trust, 10.16%, due 12/23/09 ................        487,305
    821,000   Transportacion Maritima Mexica, 9.50% Notes, due 5/15/03 .........        626,013
    500,000   United Mexican States, 8% Notes, due 9/24/22 .....................        518,750
                                                                                   ------------
                                                                                      1,632,068
                                                                                   ------------
              UNITED STATES (77.25%)
    500,000   American Financial Group, 7.125% Debentures, due 12/15/07 ........        477,500
  1,000,000   Boise Cascade Co., 7.43% Notes, due 10/10/05 .....................      1,027,798
  1,000,000   Citizens Utilities Co., 7.60% Debentures, due 6/01/06 ............      1,090,337
  1,000,000   Federal Home Loan Bank, 7%, due 9/27/12 ..........................      1,000,000
    296,150   Federal Home Loan Mortgage Corp., 9.58%, due 3/15/32 .............        298,540
    994,742   Federal National Mortgage Association, Floater, Series 2002-85
               HT, due 9/25/31 .................................................      1,013,433
    551,544   Federal National Mortgage Association REMIC Pass-Through
               Certificates, due 6/25/31 .......................................        552,548
    565,248   Federal National Mortgage Association REMIC Pass-Through
              Certificates, due 9/25/32 ........................................        568,639
    500,000   Ford Motor Credit Co., 7.375% Notes, due 10/28/09 ................        496,215
    500,000   Freddie Mac, due 7/11/12 .........................................        500,000
  1,995,838   Government National Mortgage Association, 5.50%, due 10/15/32 ....      2,048,228
    200,000   Knight-Ridder Inc., 7.15% Debentures, due 11/01/27 ...............        229,045
    250,000   Limited Inc., 7.50% Debentures, due 3/15/23 ......................        258,097
  1,000,000   Long Island Lighting Co., 8.20% Debentures, due 3/15/23 ..........      1,045,866
    500,000   Monsanto Co., 7.375% Senior Notes, due 8/15/12 ...................        539,983
  1,000,000   Philip Morris Companies Inc., 7.20% Notes, due 2/01/07 ...........      1,105,819
    500,000   PPL Energy Supply LLC, 6.40% Senior Notes, due 11/01/11 ..........        498,413
    500,000   Sears Roebuck Acceptance Corp., 6.75% Notes, due 8/15/11 .........        476,714
    555,000   Security Capital Industrial PLD, 7.625% Debentures, due 7/01/17 ..        613,241
    500,000   Southland Corp., 4.50% Senior Subordinated Debentures, due 6/15/04        478,125
    500,000   Time Warner Inc., 9.15% Debentures, due 2/01/23 ..................        575,805
    300,000   Union Carbide Corp., 6.70% Notes, due 4/01/09 ....................        307,972
  2,000,000   U.S. Treasury Note, 3%, due 11/15/07 .............................      2,024,688
    500,000   U.S. Treasury Note, 5%, due 8/15/11 ..............................        548,438
  1,000,000   U.S. Treasury Inflation Index Note, 3%, due 7/15/12 ..............      1,062,656
  1,000,000   U.S. Treasury Inflation Index Bond, 3.375%, due 4/15/32 ..........      1,153,594
    500,000   Waddell & Reed Financial, 7.50% Notes, due 1/18/06 ...............        543,408
    500,000   Weyerhaeuser Co., 7.25% Debentures, due 7/01/13 ..................        566,672
                                                                                   ------------
                                                                                     21,101,774
                                                                                   ------------

See accompanying notes to financial statements.

                                                        GLOBAL INCOME FUND, INC.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

 PAR VALUE                                                                         MARKET VALUE
-----------                                                                        ------------
              URUGUAY (.16%)
$   200,000   Banco Comercial S.A., 8.875% Bonds, due 5/15/09 ..................   $     44,000
                                                                                   ------------
              VENEZUELA (1.12%)
    318,000   PDVSA Finance Ltd., 8.75% Senior Notes, due 2/15/04 ..............        306,139
                                                                                   ------------
              SUPRANATIONAL/OTHER (.84%)
  2,400,000   The International Bank for Reconstruction & Development,
               15.875% Notes, due 2/28/03 (1) ..................................        229,331
                                                                                   ------------
                 Total Debt Securities (cost: $23,567,243) .....................     23,863,874
                                                                                   ------------

SHARES
-----------
              COMMON STOCKS (1.80%)
              INVESTMENT ADVICE (1.80%)
     15,900   Alliance Capital Management Holding L.P. .........................        492,900
                                                                                   ------------
                 Total Common Stocks (cost: $732,596) ..........................        492,900
                                                                                   ------------
              PREFERRED STOCKS (9.42%)
      5,000   BAC Capital Trust II, 7.00% ......................................        131,700
      5,000   BAC Capital Trust III, 7.00% .....................................        133,250
     15,000   British Airways Finance, 6.75% ...................................        255,771
     25,000   Corporate-Backed Trust Certificates, 8.20% .......................        592,000
     20,000   Disney (Walt) Company, 7.00% .....................................        522,400
     10,000   Entertainment Property Trust, 9.50% ..............................        261,000
     10,000   General Motors Corp., 7.25% ......................................        249,800
     10,000   Household International Corp., 7.625% ............................        246,500
      6,900   Wells Fargo Capital Trust V, 7.00% ...............................        181,677
                                                                                   ------------
                 Total Preferred Stocks (cost:$2,545,000).......................      2,574,098
                                                                                   ------------

PAR VALUE
-----------
              SHORTTERM INVESTMENTS (1.42%)
$   386,819   Repurchase Agreement with State Street Bank & Trust, .25%,
               12/31/02, due 1/02/03 (collateralized by U.S. Treasury Bonds)....        386,819
                                                                                   ------------
                 Total Short Term Investments (cost:$386,819) ..................        386,819
                                                                                   ------------
                   TOTAL INVESTMENTS (COST:$27,231,658)(100%) ..................   $ 27,317,691
                                                                                   ============

     (1) Par value stated in currency indicated; market value stated in U.S.dollars.

                                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
  Investments at market value
    (cost: $27,231,658) (note 1) .............   $ 27,317,691
  Interest and dividend receivable ...........        340,990
  Receivable for securities sold .............         25,623
  Other assets ...............................          2,842
                                                 ------------
    Total assets .............................     27,687,146
                                                 ------------
LIABILITIES:
  Accrued expenses ...........................         55,763
  Cash overdraft .............................         26,242
  Accrued management fees ....................         16,631
                                                 ------------
    Total liabilities ........................         98,636
                                                 ------------

NET ASSETS: (applicable to 5,474,422
  shares outstanding: 20,000,000 shares
  of $.01 par value authorized) ..............   $ 27,588,510
                                                 ============
NET ASSET VALUE PER SHARE
  ($27,588,510 / 5,474,422 shares
  outstanding)                                   $       5.04
                                                 ============

At December 31, 2002, net assets consisted of:
  Paid-in capital ............................   $ 35,864,035
  Accumulated net realized loss on investments,
   foreign currencies and futures ............    (8,361,606)
  Net unrealized appreciation on
   investments and foreign currencies ........        86,081
                                                 ------------
                                                 $ 27,588,510
                                                 ============
STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME:
  Interest ...................................   $  1,760,921
  Dividends ..................................        193,202
                                                 ------------
  Total investment income ....................      1,954,123
                                                 ------------

EXPENSES:
  Investment management (note 3) .............        197,320
  Professional (note 3) ......................         55,486
  Custodian ..................................         50,983
  Registration (note 3) ......................         35,573
  Directors ..................................         31,196
  Printing ...................................         18,750
  Transfer agent .............................         13,720
  Other ......................................         10,612
                                                 ------------
    Total operating expenses .................        413,640
    Loan interest and fees (note 5) ..........          1,686
                                                 ------------
    Total expenses ...........................        415,326
                                                 ------------
      Net investment income ..................      1,538,797
                                                 ------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES:
  Net realized loss on investments ...........       (967,432)
  Unrealized depreciation on investments
    and foreign currencies during the year ...         (9,373)
                                                 ------------
    Net realized and unrealized loss
     on investments and foreign
     currencies ..............................       (976,805)
                                                 ------------
    Net increase in net assets
     resulting from operations ...............   $    561,992
                                                 ============

See accompanying notes to financial statements.

                                                        GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS For the Years Ended December 31, 2002 and
2001

                                                                               2002            2001
                                                                           ------------    ------------
OPERATIONS:
Net investment income ..................................................   $  1,538,797    $  1,772,351
Net realized gain (loss) from security and foreign currency transactions       (967,432)        166,757
Unrealized depreciation on investments and foreign currencies ..........         (9,373)       (342,949)
                                                                           ------------    ------------
  Net change in net assets resulting from operations ...................        561,992       1,596,159

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders ($0.28 and $0.36 per share, respectively)      (1,538,797)     (1,939,108)
Tax return of capital to shareholders ($0.22 and $0.20 per share, ......
respectively) ..........................................................     (1,158,289)     (1,050,851)

CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from reinvestment of distributions
  (125,231 and 141,884 shares, respectively) (note 6) ..................        614,055         720,680
                                                                           ------------    ------------

    Total change in net assets .........................................     (1,521,039)       (673,120)
                                                                           ------------    ------------

NET ASSETS:
Beginning of period ....................................................     29,109,549      29,782,669
                                                                           ------------    ------------
End of period ..........................................................   $ 27,588,510    $ 29,109,549
                                                                           ============    ============

                                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2002, the Fund had an unused capital loss carryforward of approximately $8,361,200 of which $1,420,000 expires in 2004, $214,000 in 2006, $3,977,000 in 2007,
$1,381,000 in 2008 and $1,369,200 in 2010. Based on Federal income tax cost of $27,231,658, gross unrealized appreciation and gross unrealized depreciation were $680,286 and $594,253, respectively, at December 31, 2002. Distributions paid to shareholders during the year ended December 31, 2002 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as determined for financial reporting purposes. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $39,677 for providing certain administrative and accounting services at cost for the year ended December 31, 2002.

                                                        GLOBAL INCOME FUND, INC.

(4) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $45,093,332 and $42,963,049, respectively, for the year ended December 31, 2002. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at December 31, 2002.

(5) The Fund may borrow through a committed bank line of credit. At December 31, 2002, there was no balance outstanding and the interest rate was equal to the Federal Reserve Rate plus 1.00 percentage point. For the year ended December 31, 2002, the weighted average interest rate was 2.56% based on the balances outstanding during the period and the weighted average amount outstanding was $46,057.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2002 and 2001 was follows:

                                                           2002         2001
Distributions paid from:
Ordinary income                                        $ 1,538,797  $ 1,939,108
Return of capital                                        1,158,289    1,050,851
                                                       -----------  -----------
                                                        $2,697,086   $2,989,959
                                                       -----------  -----------

GLOBAL INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                      YEARS ENDED DECEMBER 31,        DECEMBER 31,      YEARS ENDED JUNE 30,
                                              --------------------------------------                 ---------------------------
                                                  2002         2001         2000          1999            1999         1998
                                              -----------   ------------  ----------  ------------   -------------  ------------
PER SHARE DATA*
Net asset value at beginning of period .....  $     5.44    $     5.72    $    5.77   $       5.99   $        6.93   $      8.43
                                              ----------    ----------    ---------   ------------   -------------   -----------
Income from investment operations:
  Net investment income ....................         .28           .32          .42            .23             .55           .52
  Net realized and unrealized gain
   (loss) on investments ...................        (.18)         (.04)         .11           (.15)           (.81)        (1.18)
                                              ----------    ----------    ---------   ------------   -------------   -----------
     Total from investment operations ......         .10           .28          .53            .08            (.26)         (.66)
                                              ----------    ----------    ---------   ------------   -------------   -----------
Less distributions:
  Distributions to shareholders ............        (.28)         (.36)        (.42)          (.23)           (.55)         (.52)
  Tax return of capital to shareholders ....        (.22)         (.20)        (.16)          (.07)           (.13)         (.32)
                                              ----------    ----------    ---------   ------------   -------------   -----------
     Total distributions ...................        (.50)         (.56)        (.58)          (.30)           (.68)         (.84)
                                              ----------    ----------    ---------   ------------   -------------   -----------
Net asset value at end of period ...........  $     5.04    $     5.44    $    5.72   $       5.77   $        5.99   $      6.93
                                              ==========    ==========    =========   ============   =============   ===========
Per share market value at end of period ....  $     4.60    $     4.91    $    4.69   $       4.44   $        5.19   $      6.44
                                              ==========    ==========    =========   ============   =============   ===========
TOTAL RETURN ON NET ASSET
 VALUE BASIS ...............................        0.04%         2.33%        9.05%          2.52%          (2.23)%       (8.44)%
                                              ==========    ==========    =========   ============   =============   ===========
TOTAL RETURN ON MARKET VALUE BASIS (a) .....        3.60%        15.94%       19.75%         (8.96)%         (8.85)%      (15.65)%
                                              ==========    ==========    =========   ============   =============   ===========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).  $   27,589    $   29,110    $  29,783   $     29,060   $      29,600   $    33,024
                                              ==========    ==========    =========   ============   =============   ===========
Ratio of expenses before loan interest,
 commitment fees and nonrecurring expenses .        1.44%         1.72%        1.38%          1.48%**         1.46%         1.58%
                                              ==========    ==========    =========   ============   =============   ===========
Ratio of total expenses to average net
 assets (b) ................................        1.44%         1.73%        2.69%          2.26%**         2.45%         3.52%
                                              ==========    ==========    =========   ============   =============   ===========

Ratio of net investment income to average
 net assets ................................        5.35%         5.94%        8.31%          9.21%**         8.95%         8.53%
                                              ==========    ==========    =========   ============   =============   ===========
Portfolio turnover rate ....................         162%          160%         259%           115%            183%          328%
                                              ==========    ==========    =========   ============   =============   ===========

*   Per share income and operating expenses and net realized and unrealized gain
    (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**  Annualized.

(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based on purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.

(b) Ratio after custodian credits was 2.66%, 2.24%**, 2.43% and 3.42% for the years ended December 31, 2001, and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively. There were no custodian credits for the year ended December 31, 2002.

                                                        GLOBAL INCOME FUND, INC.

                           REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc. including the schedule of portfolio investments as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated hereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 17, 2003

                          RESULTS OF THE ANNUAL MEETING

The Fund's annual meeting was held on October 2, 2002.

1. To elect the following directors to serve as follows:

Director               Class         Term           Expiring           Votes For        Votes Abstained
--------------------   -----------   ------------   ----------------   --------------   ---------------
David R. Stack             III         3 years            2005         5,171,467            143,554
Bassett S. Winmill          V          5 years            2007         5,192,317            122,704

Directors whose term of office continued after the meeting are George B. Langa, Peter K. Werner and Thomas B. Winmill.

GLOBAL INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                                        GLOBAL INCOME FUND, INC.

                             DIRECTORS AND OFFICERS

       DIRECTORS                                  OFFICERS

       BASSETT S. WINMILL                         THOMAS B. WINMILL, Esq.
       Chairman                                   President

       GEORGE B. LANGA*                           MARION E. MORRIS
                                                  Senior Vice President
       DAVID R. STACK*

       PETER K. WERNER*                           WILLIAM G. VOHRER
                                                  Treasurer
       THOMAS B. WINMILL, Esq.

       *Member, Audit Committee                   MONICA PELAEZ, Esq.
                                                  Vice President, Secretary

                                                  HEIDI KEATING
                                                  Vice President

                 STOCK DATA

Price (12/31/02) ............... $ 4.60
Net Asset Value (12/31/02) ..... $ 5.04
Discount .......................    8.7%

American Stock Exchange Trading Symbol: GIF
Newspaper exchange listings appear under an abbreviation, such as: Glinc

         2003 DISTRIBUTION PAYMENT DATES

Declaration     Record              Payment
-------------   --------------      -------------
March 3         March 17            March 31
June 2          June 16             June 30
September 5     September 16        September 30
December 3      December 17         December 31

GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND
11 Hanover Square
New York, NY 10005